UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2014

THOMPSON CREEK METALS COMPANY INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-33783	98-0583591
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

26 West Dry Creek Circle
Suite 810
Littleton, Colorado 80120
(Address of Principal Executive Offices)

(303) 761-8801
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Officer
Effective as of December 8, 2014, S. Scott Shellhaas was removed as the President and Chief Operating Officer of Thompson Creek Metals Company Inc. (the “Company”). His employment with the Company will terminate effective December 12, 2014.  Mr. Shellhaas will be entitled to receive certain cash severance and equity acceleration benefits for termination without cause subject to, and in accordance with, the terms of his employment agreement and the Company’s compensatory arrangements.
Appointment of Jacques Perron as President
On December 8, 2014, Jacques Perron, the Chief Executive Officer of the Company, was appointed as President to replace Mr. Shellhaas, effective immediately. Mr. Perron will serve as President and Chief Executive Officer of the Company and will continue to be a director on the Company’s board.
Mr. Perron has been the Chief Executive Officer of the Company and a member of its board of directors since October 2013. He has worked in the mining industry for almost 30 years and has extensive technical and operations experience. Prior to joining the Company, Mr. Perron was President and Chief Executive Officer of St Andrew Goldfields Ltd. since 2007. Previous senior management positions include Senior Vice President of Iamgold Corporation from 2006 to 2007 and Vice President, Canada of Cambior Inc. from 2004 to 2006. From 1984 to 2004, Mr. Perron held a variety of increasingly senior management positions with Cameco, Inc., Placer Dome Canada Limited, Breakwater Resources Ltd., Cambior Inc., JS Redpath Ltd. and Noranda Inc. Mr. Perron has also been a director of the Canadian Mineral Industry Education Foundation since 2007. Mr. Perron has a Bachelor of Science degree in Mining Engineering from l'École Polytechnique de Montréal.
No addition or changes to Mr. Perron’s compensatory or severance arrangements with the Company were made in connection with his appointment as President.  There are no family relationships between Mr. Perron and any of the Company's officers or directors, and there are no related party transactions reportable under Item 5.02 of Form 8-K or Item 404(a) of Regulation S-K.
A copy of the press release announcing these changes in senior management is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 8, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMPSON CREEK METALS COMPANY INC.

Date: December 8, 2014	By:	/s/ Wendy Cassity
	Name:	Wendy Cassity
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 8, 2014